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                                                                    EXHIBIT 10.2

(PRINCIPAL FINANCIAL GROUP(R) LOGO) PRINCIPAL LIFE INSURANCE COMPANY
                                    Raleigh, NC 27612
                                    1-800-999-4031
                                    A member of the Principal Financial Group(R)

                                  THE EXECUTIVE
                          NONQUALIFIED "EXCESS" PLAN(SM)

                               ADOPTION AGREEMENT

          THIS AGREEMENT is the adoption by MEADOWBROOK, INC. (the "Employer") of the Executive Nonqualified Excess Plan ("Plan").

                                   WITNESSETH:

          WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

          WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

          WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

          NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                    ARTICLE I

          Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

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                                   ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 COMMITTEE: The duties of the Committee set forth in the Plan shall be satisfied by:

     __   (a)  The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

     XX   (b)  Employer.

     __   (c)  Other (specify): _________________________________________.

2.7 COMPENSATION: The "Compensation" of a Participant shall mean all of a
Participant's:

     XX   (a)  Base salary.

     XX   (b)  Service Bonus.

     XX   (c)  Performance-Based Compensation earned in a period of 12 months or more.

     XX   (d)  Commissions.

     __   (e)  Compensation received as an Independent Contractor reportable on
               Form 1099.

     __   (f)  Other: ______________________________________________.

2.8 CREDITING DATE: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

     __   (a)  The last business day of each Plan Year.

     __   (b)  The last business day of each calendar quarter during the Plan
               Year.

     __   (c)  The last business day of each month during the Plan Year.

     __   (d)  The last business day of each payroll period during the Plan
               Year.

     __   (e)  Each pay day as reported by the Employer.

     XX   (f)  Any business day on which Participant Deferral or Employer
               Credits are received by the Provider.

     __   (g)  Other: ______________________________________________.


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2.12 EFFECTIVE DATE:

     XX   (a)  This is a newly-established Plan, and the Effective Date of the
               Plan is MAY 1, 2006.

     __   (b)  This is an amendment and restatement of a plan named
               ________________________________ with an effective date of
               _________. The Effective Date of this amended and restated Plan is ___________. This is amendment number _____.

2.18 NORMAL RETIREMENT AGE: The Normal Retirement Age of a Participant shall be:

     XX   (a)  Age 62.

     __   (b)  The later of age ____ or the ______ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

     __   (c)  Other: _______________________________________________.

2.22 PARTICIPATING EMPLOYER(S): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer          Address          Telephone No.      EIN
-----------------   --------------------   -------------   ----------
Meadowbrook, Inc.   26255 American Drive    248-358-1100   38-1798156
                    Southfield, MI 48034

2.24 PLAN: The name of the Plan as applied to the Employer is

               THE EXECUTIVE NONQUALIFIED EXCESS PLAN OF MEADOWBROOK, INC..

2.25 PLAN ADMINISTRATOR: The Plan Administrator shall be:

     __   (a)  Committee.

     XX   (b)  Employer.

     __   (c)  Other: _______________________________________________.

2.27 PLAN YEAR: The Plan Year shall end each year on the last day of the month of December.


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2.35 TRUST:

     XX   (a)  The Employer DOES DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

     __   (b)  The Employer DOES NOT DESIRE to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

     __   (c)  The Employer desires to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan UPON THE OCCURRENCE OF A
               CHANGE IN CONTROL.

4.1 PARTICIPANT DEFERRAL CREDITS: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

     XX   (a)  Base salary:

                    maximum deferral: $__________ or __________%

     XX   (b)  Service Bonus:

                    maximum deferral: $__________ or __________%

     XX   (c)  Performance-Based Compensation:

                    maximum deferral: $__________ or __________%

     XX   (d)  COMMISSIONS.

                    maximum deferral: $__________ or __________%

     __   (e)  Participant deferrals not allowed.


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4.2 EMPLOYER CREDITS: The Employer will make Employer Credits in the following manner:

     XX   (a)  EMPLOYER DISCRETIONARY CREDITS: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

          XX   (i)  An amount determined each Plan Year by the Employer.

          __   (ii) Other: _________________________________________.

     XX   (b)  EMPLOYER PROFIT SHARING CREDITS: The Employer may make profit sharing credits to the Deferred Compensation Account of each Active Participant in an amount determined as follows:

          XX   (i)  An amount determined each Plan Year by the Employer.

          __   (ii) Other: _________________________________________.

     __   (c)  OTHER: ____________________________________________________.

     __   (d)  Employer Credits not allowed.

5.3 DEATH OF A PARTICIPANT: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

     __   (a)  An amount to be determined by the Committee.

     __   (b)  Other: _______________________________________________.

     XX   (c)  No additional benefits.


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5.4 IN-SERVICE DISTRIBUTIONS: In-service accounts are permitted under the Plan:

     XX   (a)  Yes, with respect to:

               XX   Participant Deferral Credits only.

               __   Employer Credits only.

               __   Participant Deferral and Employer Credits.

               In-service distributions may be made in the following manner:

               XX   Single lump sum payment.

               XX   Annual installment payments over no more than 5 years.

               If applicable, amounts not vested at the specified time of distribution will be:

               __   Forfeited

               __   Distributed annually when vested

     __   (b)  No in-service distributions permitted.

5.5 EDUCATION DISTRIBUTIONS: Education accounts are permitted under the Plan:

     XX   (a)  Yes, with respect to:

               XX   Participant Deferral Credits only.

               __   Employer Credits only.

               __   Participant Deferral and Employer Credits.

               Education distributions may be made in the following manner:

               XX   Single lump sum payment.

               XX   Annual installment payments over no more than 5 years.

               If applicable, amounts not vested at the specified time of distribution will be:

               __   Forfeited

               __   Distributed annually when vested

     __   (b)  No education distributions permitted.

5.6 CHANGE IN CONTROL: Participant may elect to receive distributions under the Plan upon a Change in Control:

     XX   (a)  Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.

     __   (b)  Participants may not elect to have accounts distributed upon a
               Change in Control.


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6.1 PAYMENT OPTIONS: Any benefit payable under the Plan upon a Qualifying
Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

     1. Separation from Service other than Retirement (Retirement is defined by the Employer)

     XX   (a)  A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

     XX   (b)  Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 5 years.

     __   (c)  Other: _______________________________________________.

     2.   Separation from Service after attainment of Normal Retirement Age

     XX   (a)  A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

     XX   (b)  Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 5 years.

     __   (c)  Other: _______________________________________________.

     3.   Death

     XX   (a)  A lump sum in cash upon the date of the Qualifying
               Distribution Event.

     __   (b)  Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed ____ years.

     __   (c)  Other: _______________________________________________.


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     4.   Disability

     XX   (a)  A lump sum in cash upon the date of the Qualifying
               Distribution Event.

     __   (b)  Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed ____ years.

     __   (c)  Other: _______________________________________________.

     5.   Change in Control

     XX   (a)  A lump sum in cash upon the date of the Qualifying Distribution
               Event.

     __   (b)  Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed _____ years.

     __   (c)  Other: _______________________________________________.

     __   (d)  Not applicable (if not permitted in 5.6)

          6.2 DE MINIMIS AMOUNTS. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant's entire interest in the Plan and the amount of such payment does not exceed $25,000.


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

          7. VESTING: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

     XX   (a)  Normal Retirement Age.

     XX   (b)  Death.

     XX   (c)  Disability.

     XX   (d)  Change in Control

     __   (e)  Other: _______________________________________________.

     XX   (f)  Satisfaction of the vesting requirement specified below:

          XX   EMPLOYER DISCRETIONARY CREDITS:

               __   (i)  Immediate 100% vesting.

               __   (ii) 100% vesting after Years of Service.

               __   (iii)100% vesting at age ____.

               XX   (iv)   Number of Years        Vested
                              of Service        Percentage
                         --------------------   ----------
                         Less than 1                 0%
                                   1                20%
                                   2                40%
                                   3                60%
                                   4                80%
                                   5               100%
                                   6                __%
                                   7                __%
                                   8                __%
                                   9                __%
                                   10 or more       __%

               For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

               __   (1)  First Day of Service.

               __   (2)  Effective Date of the Plan Participation.

               XX   (3)  Each Crediting Date. Under this option (3), each
                         Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer
                         Discretionary Credits to the Deferred Compensation
                         Account shall be 100% vested upon the following event(s): ______________________.

               XX   EMPLOYER PROFIT SHARING CREDITS:

               __   (i)  Immediate 100% vesting.

               __   (ii) 100% vesting after Years of Service.

               __   (iii)100% vesting at age ____.

               XX   (iv)    Number of Years       Vested
                              of Service        Percentage
                         --------------------   ----------
                         Less than 1                 0%
                                   1                20%
                                   2                40%
                                   3                60%
                                   4                80%
                                   5               100%
                                   6                __%
                                   7                __%
                                   8                __%
                                   9                __%
                                   10 or more       __%

               For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

               __   (1)  First Day of Service.

               __   (2)  Effective Date of the Plan Participation.

               XX   (3)  Each Crediting Date. Under this option (3), each
                         Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account.
                         Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred
                         Compensation Account shall be 100% vested upon the following event(s): ______________________.

          __   OTHER EMPLOYER CREDITS:

               __   (i)  Immediate 100% vesting.

               __   (ii) 100% vesting after Years of Service.

               __   (iii)100% vesting at age ____.

               __   (iv)    Number of Years       Vested
                              of Service        Percentage
                         --------------------   ----------
                         Less than 1                __%
                                   1                __%
                                   2                __%
                                   3                __%
                                   4                __%
                                   5                __%
                                   6                __%
                                   7                __%
                                   8                __%
                                   9                __%
                                   10 or more       __%

               For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

               __   (1)  First Day of Service.

               __   (2)  Effective Date of the Plan Participation.

               __   (3)  Each Crediting Date. Under this option (3), each
                         Employer Credit shall vest based on the Years of
                         Service of a Participant from the Crediting Date on
                         which each Employer Credit is made to his or her
                         Deferred Compensation Account. Notwithstanding the
                         vesting schedule elected above, all other Employer
                         Credits to the Deferred Compensation Account shall be
                         100% vested upon the following event(s):
                         _________________________________.

          14. AMENDMENT AND TERMINATION OF PLAN: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section _____ of the Plan shall be amended to read as provided in attached Exhibit ____.

     XX   There are no amendments to the Plan.


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

          17.9 CONSTRUCTION: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of MICHIGAN, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above stated.

                                        MEADOWBROOK, INC.
                                        Name of Employer


                                        By:
                                            ------------------------------------
                                            Authorized Person
                                        Date:
                                              ----------------------------------

NOTE: EXECUTION OF THIS ADOPTION AGREEMENT CREATES A LEGAL LIABILITY OF THE EMPLOYER WITH SIGNIFICANT TAX CONSEQUENCES TO THE EMPLOYER AND PARTICIPANTS. THE EMPLOYER SHOULD OBTAIN LEGAL AND TAX ADVICE FROM ITS PROFESSIONAL ADVISORS BEFORE ADOPTING THE PLAN. PRINCIPAL LIFE INSURANCE COMPANY DISCLAIMS ALL LIABILITY FOR THE LEGAL AND TAX CONSEQUENCES WHICH RESULT FROM THE ELECTIONS MADE BY THE EMPLOYER IN THIS ADOPTION AGREEMENT.


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